UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2009
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-15867 (Commission File Number)	77-0148231 (I.R.S. Employer Identification No.)

2655 Seely Avenue, Building 5 San Jose, California (Address of Principal Executive Offices)	95134 (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On October 28, 2009, after the third quarter earnings call of Cadence Design Systems, Inc. (the “Company”), the Company’s Chief Financial Officer, in response to a question from an analyst, inadvertently disclosed that the Company’s projected bookings in fiscal 2010 could be $800 million or more. The Company believes that this statement was premature, because the Company has not yet completed its analysis to project its bookings in 2010. The Company expects to complete this analysis and provide guidance for its 2010 bookings when it releases its operating results for fiscal 2009.
     This Current Report on Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.
     The statements contained above regarding the Company’s expected 2010 bookings include forward-looking statements based on current expectations or beliefs, as well as a number of preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Readers are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of risks, uncertainties and other factors, many of which are outside the Company’s control, including, among others: (i) the Company’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the Company’s ability to successfully complete and realize the expected benefits of the previously announced restructurings without significant unexpected costs or delays, and the success of the Company’s other efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for the Company’s products, and its shift to a ratable license structure, which may result in changes in the mix of license types; (iv) change in customer demands, including the possibility that the previously announced restructurings and other efforts to improve operational efficiency could result in delays in customers’ purchases of products and services; (v) economic and industry conditions in regions in which the Company does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which the Company does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and the Company’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies the Company acquires; (ix) the effects of the previously announced restructurings and other efforts to improve operational efficiency on the Company’s business, including its strategic and customer relationships, ability to retain key employees and stock prices; and (x) the effects of any litigation or other proceedings to which the Company is or may become a party.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 29, 2009

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ James J. Cowie
James J. Cowie
Senior Vice President, General Counsel and Secretary